UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 19, 2000

000-26287
(Commission File Number)

KANA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	77-0435679 (IRS Employer Identification No.)

740 Bay Road, Redwood City, California (Address of principal executive offices)	94063 (Zip Code)

(650) 298-9282
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.   Financial Statements, Pro Forma Financial Information And Exhibits.

             (b)   Pro Forma Financial Information

             Attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference is the unaudited pro forma combined condensed financial statement for the nine-month period ended September 30, 2000, that presents the effect of the merger between Kana and Silknet Software, Inc. as if the merger occurred on January 1, 2000.

             The unaudited pro forma combined condensed financial statement is based on the estimates and assumptions set forth in the notes to such statement. The unaudited pro forma combined condensed financial statement is not necessarily indicative of the results that would have been achieved had the transaction been consummated as of the date indicated or that may be achieved in the future.

             The unaudited pro forma combined condensed financial statement should be read in conjunction with the historical financial statements of Kana included in Kana’s Annual Report on Form 10-K/A for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, the historical financial statements of Silknet included in Kana’s Registration Statement on Form S-1 originally filed on July 28, 2000 (File No. 333-42522), and other financial information pertaining to Kana and Silknet.

             (c)   Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Combined Condensed Financial Statement

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANA COMMUNICATIONS, INC.
Date: January 22, 2001	By:	/s/ BRIAN K. ALLEN

Brian K. Allen Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Combined Condensed Financial Statement